SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2003

CABLE DESIGN TECHNOLOGIES CORPORATION (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Foster Plaza 7 661 Andersen Drive Pittsburgh, PA 15220 (Address of Principal Executive Offices, including Zip Code)

(412) 937-2300 (Registrant’s telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1:	Cable Design Technologies Corporation (the “Company”) press release dated May 28, 2003 titled “CDT Announces Third Quarter 2003 Results”

Item 9. REGULATION FD DISCLOSURE.

The following information is furnished in satisfaction of Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 “Regulation FD Disclosure” of Form 8-K pursuant to guidance provided in the Securities and Exchange Commission’s Release No. 33-8216. On May 28, 2003, the Company issued the press release attached as Exhibit 99.1, which sets out the company’s results of operations for the third quarter of fiscal year 2003.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLE DESIGN TECHNOLOGIES CORPORATION

Date: May 28, 2003	By: /s/ Charles B. Fromm
Charles B. Fromm Vice President, Secretary & General Counsel

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Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Cable Design Technologies Corporation press release dated May 28, 2003 titled “CDT Announces Third Quarter 2003 Results”

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